Exhibit 10.2

SECOND AMENDMENT TO TERMINAL SERVICES AGREEMENT

This Second Amendment to Terminal Services Agreement (this "Amendment") is dated as of May 30, 2021 (the “Amendment Date”), by and between, with respect to each respective Terminal set forth on Schedule I, the party identified as "Customer" with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a "Customer"), and the party identified as "Terminal Owner" with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a "Terminal Owner").

RECITALS

WHEREAS, on November 1, 2020, the Parties entered into that certain Terminal Services Agreement pursuant to which the Parties agreed that Terminal Owner would operate the Terminal or otherwise provide certain terminal services for Customer at the respective Terminal (the "Agreement"); and

WHEREAS, the Parties desire to amend the Agreement pursuant to the terms and conditions contained herein.
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in the Agreement and this Amendment, the Parties hereby agree as follows:
1.    Defined Terms. Capitalized terms used herein and not otherwise defined or redefined in this Amendment have the meanings assigned to them in the Agreement.
2.    Amendment. Schedule I shall be amended and restated in its entirety as set forth in Schedule I attached hereto.

3.    Amendment and Agreement Effective. Unless otherwise specified in Section 2 of this Amendment, the terms and conditions modified by this Amendment are effective as of the Amendment Date and are not retroactive to the effective date of the Agreement. Except as modified by this Amendment, all terms and conditions of the Agreement will remain in full force and effect, will not be considered otherwise amended or modified and are hereby ratified and confirmed in all respects.

4.    Electronic Signatures. Customer and Terminal Owner acknowledge that this Amendment may be executed utilizing an electronic signature process. By signing electronically, the Parties further acknowledge that they each have read, understand and are bound to the terms and conditions hereof in the same manner as if the Parties had signed this Amendment with handwritten original signatures.

{Signature Pages Follow}

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the Amendment Date.
As to the following Terminals:
Albuquerque
Bloomfield
El Paso

Customer:		Terminal Owner:

Western Refining Company LLC (formerly known		Western Refining Terminals LLC
as Western Refining Company L.P.)

By:	/s/ Brian K. Partee	By:	/s/ Laurie Wilkins

Name:	Brian K. Partee	Name:	Laurie Wilkins

Title:	Vice President	Title:	Vice President

IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the Amendment Date.

As to the following Terminal:
Gallup

Customer:		Terminal Owner:

Western Refining Southwest LLC (formerly known		Western Refining Terminals LLC
as Western Refining Southwest, Inc.)

By:	/s/ Brian K. Partee	By:	/s/ Laurie Wilkins

Name:	Brian K. Partee	Name:	Laurie Wilkins

Title:	Vice President	Title:	Vice President

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the Amendment Date.

As to the following Terminal:
St. Paul Park

Customer:		Terminal Owner:

St. Paul Park Refining Co. LLC		Western Refining Terminals LLC

By:	/s/ Brian K. Partee	By:	/s/ Laurie Wilkins

Name:	Brian K. Partee	Name:	Laurie Wilkins

Title:	Vice President	Title:	Vice President

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the Amendment Date.
As to the following Terminals:
Anacortes
Boise
Burley
Carson
Colton
Hynes
Mandan
Pasco
Pocatello
Salt Lake City
San Diego
Stockton
Vancouver
Vinvale
Wilmington

Customer:		Terminal Owner:

Tesoro Refining & Marketing Company LLC		Tesoro Logistics Operations LLC

By:	/s/ Brian K. Partee	By:	/s/ Laurie Wilkins

Name:	Brian K. Partee	Name:	Laurie Wilkins

Title:	Vice President	Title:	Vice President

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the Amendment Date.

As to the following Terminals:

Anchorage Ocean Dock Nikiski
Fairbanks Anchorage T2

Customer:		Terminal Owner:

Tesoro Alaska Company LLC		Tesoro Logistics Operations LLC

By:	/s/ Brian K. Partee	By:	/s/ Laurie Wilkins

Name:	Brian K. Partee	Name:	Laurie Wilkins

Title:	Vice President	Title:	Vice President

Tesoro Alaska Terminals LLC

		By:	/s/ Laurie Wilkins

		Name:	Laurie Wilkins

		Title:	Vice President